Supplement to Symetra Deferred Prospectus
                      Supplement dated May 1, 2009
              to Prospectus dated May 1, 1998 as supplemented

The disclosure set forth below replaces the information under the heading
 "Fund Annual Expenses" found on page 2 of the prospectus and any other prior supplements.
===============================================================================
                    ANNUAL PORTFOLIO OPERATING EXPENSES
                  (as a percentage of average net assets)
===============================================================================

The Portfolio Operating Expenses Table shows the annual operating expenses separately for each portfolio (also referred to as the fund) for the fiscal year ended December 31, 2008. The table below shows the Total Annual Portfolio Operating Expenses and for those portfolios where a contractual agreement to waive or reimburse all or a portion of the portfolio expenses exists, the Net Total Annual Portfolio Operating Expenses are shown as well. Please see the individual portfolio prospectuses for more detailed information about portfolio expenses.

We have agreements with each of the fund managers that describe the administrative practices and responsibilities of the parties. To the extent it performs services for the fund, Symetra Life may receive an asset based administrative fee from the fund's advisor or distributor. These fees may be up to 0.30% per year and may depend on the amount we have invested in the portfolios. In addition, the funds may make payments to Symetra Life or its affiliates pursuant to a distribution and/or servicing plan adopted by the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. Such distribution or "12b-1" fees are disclosed in the table below.

                      Fund Annual Expenses i
____________________________________
i Please see footnote 4 on page 3 of the Prospectus dated May 1, 1998.



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								 Other 				        Net Total
								 Expenses				Annual
								 including    Total       Contractual   Portfolio
							         Acquired     Annual      Expense	Operating
PORTFOLIO EXPENSES		   Management  Distribution      Fund         Portfolio   Waiver or	Expenses (After
(as a percentage of 		      Fees     Service (12b-1)   Expenses     Operating   Other		any acquired
average net assets)			       Fees	                      Expenses 	  Reimburse-	fund fees or
											  ment		reimbursement
													and waiver
	    	    	        									agreements)
-------------------------------------------------------------------------------------------------------------------------
Pioneer Bond VCT Portfolio -      0.50%		None		0.26%		0.76%	  -0.14%	0.62% (1)
 Class I Shares
Pioneer Fund VCT Portfolio -      0.65%		None		0.09%		0.74%	   None		0.74%
 Class I Shares
Pioneer Growth Opportunities      0.74%		None		0.17%		0.91% (2)  -0.06%	0.85% (3)
 VCT Portfolio  - Class I Shares
Pioneer Mid Cap Value  VCT        0.65%		None		0.12%		0.77%	   None		0.77%
 Portfolio - Class I Shares

DWS Money Market VIP - Class      0.29% (5)	None		0.17% (5)	0.46%	   -0.02%	0.44%
 A Shares (4)
DWS Capital Growth VIP            0.37%		0.25%		0.23% (7)	0.85%	   -0.03%	0.82%
Portfolio -  Class B Shares (6)
DWS International VIP Portfolio - 0.77%		0.25%		0.31% (7)	1.33%	   -0.04%	1.29%
 Class B Shares (8)


The above portfolio expenses were provided by the Funds.  We have not independently verified the accuracy of the information.
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  1 The expenses in the table above reflect the contractual expense limitation in effect through May 1,
2010 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 0.62% of the average daily net assets attributable to Class I shares.  Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually.  There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2010. See the statement of additional information for details regarding the expense limitation agreement.

  2 Acquired fund fees and expenses include fees and expenses incurred indirectly by the portfolio as a result of its investment in other companies.  Total annual portfolio operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the "Financial highlights" section, which does not include acquired portfolio fees and expenses.

  3 The expenses in the table above reflect the contractual expense limitation in effect through May 1,
2010 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 0.85% of the average daily net assets attributable to Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that
Pioneer will extend the expense limitation beyond May 1, 2010.  See the statement of additional information for details regarding the expense limitation agreement.

  4 Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio so that total annual operating expenses of the portfolio will not exceed 0.44% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

  5  "Management Fee" restated on an annualized basis to reflect fee changes which took effect May 1,
2008.  "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different.  "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

  6  Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 0.82% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

  7 "Other Expenses" includes an administrative services fee paid to the Advisor in the amount of 0.10%
of average daily net assets.

  8  Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the portfolio to the extent necessary to maintain the portfolio's total operating expenses at 1.29% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.





Explanation of Expense Table

The purpose of the Expense Table is to show the various expenses you will incur directly and indirectly by investing in the policy.  Changes to the portfolio expenses affect the results of the expense
Examples in your Prospectus and any previous supplements.  Although we have chosen not to update the
Examples here, they still generally show how expenses and charges affect your Contract Value.


You may request free copies of the Symetra Life Insurance Company financial statements by calling us at 1-800-796-3872 or by visiting our website at www.symetra.com.
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